Vanguard Lifestrategy® Funds
Vanguard Managed Payout Funds
Vanguard Target Retirement Funds

Supplement to the Prospectuses

New Target Indexes for Underlying Funds

Effective immediately, Vanguard Total International Stock Index Fund and Vanguard Total Stock Market Index Fund, each an underlying fund investment for the Vanguard LifeStrategy Funds, Vanguard Managed Payout Funds, and Vanguard Target Retirement Funds, have begun tracking new target indexes, as previously approved by each fund’s board of trustees. The boards believe that the new indexes, listed below, are well-constructed and offer comprehensive coverage of the funds’ respective market segments. In addition, Vanguard’s agreements with the new index providers may result in savings to shareholders over time in the form of lower expense ratios.

Vanguard Fund	Previous Target Index	New Target Index
Total International Stock	MSCI ACWI ex USA	FTSE Global All Cap
Index Fund	Investable Market Index	ex US Index
Total Stock Market Index	MSCI US Broad Market	CRSP US Total Market
Fund	Index	Index

Each new index measures the same market segment as the corresponding previous index, so the investment objectives and risks described in the funds’ current prospectuses have not changed. Each new target index could provide different investment returns (either lower or higher) or different levels of volatility from those of the previous index.

Please see the underlying funds’ prospectuses for more information about the new target indexes.

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Vanguard Total International Stock Index Fund (the “Fund”) is not in any way sponsored, endorsed, sold, or promoted by FTSE International Limited (“FTSE”) or the London Stock Exchange Group companies (“LSEG”) (together the “Licensor Parties”), and none of the Licensor Parties make any claim, prediction, warranty, or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the FTSE Global All Cap ex US Index (the “Index”) (upon which the Fund is based), (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with the Fund. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to Vanguard or to its clients. The Index is calculated by FTSE or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein. All rights in the Index vest in FTSE. “FTSE®” is a trademark of LSEG and is used by FTSE under licence.

Vanguard funds are not sponsored, endorsed, sold, or promoted by the University of Chicago or its Center for Research in Security Prices, and neither the University of Chicago nor its Center for Research in Security Prices makes any representation regarding the advisability of investing in the funds.

© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                                                                                     PS FOFB 062013